Growing Hepatitis Delta Virus (HDV) Infection Prevalence in the US: Underdiagnosis in Foreign-born Individuals R Franco1, J Glenn2, R Gish2,3, D Apelian1 Eiger BioPharmaceuticals1, Stanford University School of Medicine2, Hepatitis B Foundation3 BACKGROUND Hepatitis Delta Virus (HDV) infection leads to the most aggressive form of human viral hepatitis. It is estimated that 4-6% of the HBV-infected population is co-infected with HDV. In the US the rate of co-infection is believed to be 3-5%, however targeted testing may yield significantly higher rates of HDV positivity. For example, testing HBsAg (+) patients may yield positivity rates between 8-12% (Gish 2012 and Martins 2017). Worldwide prevalence of HDV infection is between 15-20 million. Global migration in the last decade has shifted HDV-infected population into the western world. US prevalence of HDV infection is estimated to be between 110,000 (Martins 2017) and 135,000 (DelveInsight 2018). This may be an underestimate due to underdiagnosis in foreign-born individuals. This epidemiological study sought to: (1) estimate the number of foreign-born individuals with HDV in the US and (2) identify areas of the US with high HDV prevalence and opportunities to improve screening and diagnosis based upon the composition of foreign-born individuals. METHODS Our analysis combined Symphony Health Solutions’ (SHS) Integrated Universe’s PatientSourceTM database, US Census Data of foreign-born populations from 109 countries and published HBV and HDV epidemiology studies (Kowdley 2012, Alfaiate 2015). SHS is a comprehensive longitudinal patient database with over 4 billion prescription, medical, and hospital claims linked to anonymous patient identifiers, practitioners and payers. The patient database includes claims’ information for over 274 million patients, accounting for over 73% of all prescriptions, over 58% of all electronically processed medical claims and 25% of all hospital claims. The entire dataset is linked to each de-identified patient, with 75% of patients with a linked prescription and diagnosis claim. This analysis focuses predominately on those countries with a known HDV prevalence rate among people infected with HBV and whose foreign-born population is tracked by the US Census Bureau to the zip code level. Limitations to this study include the capture rates from SHS database and the finite number of countries captured in the US census data. Both limitations are likely to underestimate the number of foreign-born people in the US with HDV. Top 20 Countries with Largest HBV-Infected Population in the US > 1.1 MILLION FOREIGN-BORN, HBV-INFECTED PATIENTS IN THE US RESULTS ICD-10Description B17.0 Hepatitis delta without mention of active hepatitis B disease or hepatic coma B16.0 Viral hepatitis B with hepatic coma, acute or unspecified, with hepatitis delta B16.1 Viral hepatitis B without mention of hepatic coma, acute or unspecified, with hepatitis delta B18.0 Chronic viral hepatitis B without mention of hepatic coma with hepatitis delta > 50,000 HDV-INFECTED PATIENTS DIAGNOSED BETWEEN 2008-2016 COUNTRIES WITH FOREIGN-BORN IN US WITH HIGHEST PREVALENCE OF HDV The US Census Bureau tracks the foreign-born population at the zip code level for most countries with a moderate to high (> 10%) HDV prevalence rate among those infected with HBV. * There are a select number of countries with a high HDV prevalence rate are not tracked by the US Census Bureau (i.e. Mongolia, Central African Republic). This data is not included in this analysis. HDV AMONG FOREIGN-BORN PEOPLE WITH HBV U.S. CITIES WITH HIGHEST PREVALENCE OF HDV TOP US CITIES WHERE HDV IS MOST PREVALENT AND THE ESTIMATED NUMBER OF FOREIGN-BORN PEOPLE WITH HDV US Cities Where HDV is Likely Underdiagnosed Based Solely on the Composition of Foreign-born Individuals City Total # Diagnosed with HDV (2008-2016) Estimated Number of Foreign-born Individuals with HDV Estimated Number of Foreign-born Individuals with HDV, NOT Diagnosed Minneapolis, MN 165 665.7 -500.7 Lawrenceville, GA 297 781.4 -484.4 Grand Prairie, TX 268 683.7 -415.7 Westminster, CA 148 498.9 -350.9 Ashburn, VA 118 461.3 -343.3 Malden, MA 445 775.9 -330.9 Redmond, WA 222 540.8 -318.8 Katy, TX 162 480.6 -318.6 Pacoima, CA 82 392.9 -310.9 UNDERDIAGNOSIS OF HDV IN THE US In the US, the number of newly diagnosed HDV patients has grown consistently (2008-2016) It is estimated there are at least 55,000 foreign-born individuals with HDV in the US. HDV is no longer limited to the East and West coasts of the US. HDV testing among chronic HBV patients and foreign-born individuals is recommended. Current US HDV prevalence of 110,000 individuals may be an underestimate. CONCLUSIONS 1 2 3 4 5 6 7 Country Foreign-born in US (#) HBV Prevalence (%) HBV Population (#) HDV Prevalence Among HBV (%) HDV Population (#) Romania 177,035 7.2% 12,729 47.6% 6,059 Pakistan 282,507 4.2% 11,781 40.0% 4,712 Albania 79,562 12.4% 9,858 40.0% 3,943 Vietname 1,149,355 12.5% 143,440 2.5% 3,586 Colombia 617,738 1.2% 7,413 40.0% 2,965 Bangladesh 139,773 4.8% 6,751 40.0% 2,700 Brazil 356,531 1.8% 6,346 40.0% 2,539 Turkey 110,212 5.3% 5,863 40.0% 2,345 Somalia 69,333 12.4% 8,597 25.0% 2,149 Kenya 80,657 5.7% 4,597 40.0% 1,839 Afghanistan 59,699 10.5% 6,245 25.0% 1,561 Egypt 136,159 4.6% 6,277 20.0% 1,255 Venezuela 159,655 1.9% 3,081 40.0% 1,233 Ethiopia 151,879 9.6% 14,465 7.5% 1,092 Moldova 43,970 9.6% 4,226 25.0% 1,056 City # Diagnosed HDV 2008-2016 Estimated # of Foreign-born with HDV % Foreign-born with HDV Brooklyn, NY 4,195 1,346 32% Chicago, IL 3,672 620 17% Bronx, NY 2,767 582 21% Corona, NY 2,736 1,251 46% Huntington Station, NY 2,261 369 16% New York, NY 1,755 435 25% Jamaica, NY 1,261 791 63% Scarsdale, NY 943 187 20% Berwyn, IL 933 129 14% Philadelphia, PA 833 472 57% Passaic, NJ 790 698 88% Houston, TX 786 840 107% Miami, FL 700 946 135% San Francisco, CA 674 223 33% Hileah, FL 580 684 118% Parkville, MD 571 200 35% Gainesville, FL 543 52 10% Yonkers, NY 539 114 21% Oviedo, FL 539 150 28% Hempstead, NY 523 195 37% Total 27,601 10,284 Country HDV Prevalence in HBV-Infected Patients (%) Romania 48% Kenya 40% Bangladesh 40% Pakistan 40% Turkey 40% Albania 40% Brazil 40% Colombia 40% Venezuela 33% Somalia 10% Afghanistan 10% Saudi Arabia 10% Latvia 10% 32 countries account for 80% of the foreign-born population in the US. Nearly 50% of those foreign-born people with HBV come from China, Vietnam and the Philippines. HDV prevalence rates are known for 31 countries whose foreign-born population is tracked by the US Census Bureau. Based upon ICD-10 codes, there were 53,186 unique patients diagnosed with HDV in the US from 2008-2016. This includes all patients diagnosed with HDV regardless of their birth country. The diagnosis of HDV in the US is steadily increasing as HDV testing becomes readily accessible and potential treatments advance through development. Country Foreign-Born Living in US 2009 (#) HBV Prevalence (%) HBV Population (#) China 1,987,625 12.3% 243,484 Vietnam 1,149,355 12.5% 143,440 Philippines 1,733,864 7.4% 127,612 Dominican Republic 791,593 10.7% 84,542 Western Africa 534,058 13.2% 70,335 Mexico 11,478,234 0.5% 56,243 India 1,665,055 3.2% 53,781 Korea 1,012,911 5.3% 53,279 Guatemala 790,508 3.7% 29,407 Nigeria 207,031 13.3% 27,556 Laos 195,988 13.6% 26,674 Haiti 535,966 4.8% 25,780 Jamaica 644,958 3.9% 25,411 Cambodia 144,379 10.3% 14,828 Ghana 109,091 13.4% 14,662 Ethiopia 151,879 9.6% 14,565 Romania 177,035 7.2% 12,729 Thailand 205,280 6% 12,255 Pakistan 282,507 4.2% 11,781 Russia 405,731 2.89% 11,726 Comparing the number of unique patients diagnosed by city and the estimated number of foreign-born HDV patients in that city, it is possible to identify cities where HDV may be underdiagnosed. Top 20 US cities where HDV is most prevalent have been identified. It is estimated that 10,284 foreign-born people in the US reside in these top 20 cities where HDV is most prevalent. HDV prevalence rates in foreign-born in these cities range from 14-100%. There are at least 55,000 foreign-born people infected with HDV in the US. Foreign-born people infected with HDV represent approximately 40% of all HDV patients in the US. Approximately 50% of all foreign-born HDV patients come from either Romania, Pakistan, Albania, Vietnam or Colombia. Exhibit 99.2